SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549



                                   FORM 8-K/A

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) December 2, 1997
                                                 -----------------



                                   Adage, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



                        Pennsylvania 33-31797 04-2225121


              7505 Technology Drive, West Melbourne, Florida 32904



         Registrant's telephone number, including area code 407-984-1414



                    ----------------------------------------
         (Former name or former address, if changed since last report.)


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Item #4 of the form 8-K dated November 14, 1997 for Adage, Inc. (the "Company")
is hereby restated and amended to include the letter from MacDade Abbott, LLP (exhibit A) stating that they agree with the statements made by the company in this filing.

Item #4 - Changes in Registrant's Certifying Accountant

Effective November 7, 1997, Adage, Inc. (the "Company") dismissed MacDade Abbott LLP ("MacDade") as its certifying accountants.

MacDade's reports on the Company's financial statements for the two most recent fiscal years contained no adverse opinion or disclaimer of opinion. Nor were the opinions qualified or modified as to uncertainty, audit scope, or accounting principles.

The decision to change certifying accountants was approved by the Audit Committee of the Company's Board of Directors.

During the two most recent fiscal years and all subsequent interim periods, there were no disagreements between the Company and MacDade on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of MacDade, would have caused MacDade to make reference to the subject matters of disagreement in connection with MacDade's report.

None of the reportable events described in Item 304 (a) (1) (v) of Regulation S-K occurred with respect to the Company within the two most recent fiscal years and any subsequent interim period to the date hereof.

Effective November 13, 1997, the Company engaged Ernst & Young LLP as its certifying accountants. During the two most recent fiscal years and all subsequent interim periods preceding the date hereof, the Company has not consulted Ernst & Young LLP regarding any matters or events as set forth in Item 304 (a) (2) of Regulation S-K.

The Company has requested MacDade to furnish it with a letter addressed to the Securities & Exchange Commission stating whether MacDade agrees with the statements made by the Company in this Item 4. A copy of such letter is filed as exhibit A to this form 8-K/A.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Adage, Inc.
(Registrant)

Date: November 14, 1997



By: /s/ William P. Kelly
    ---------------------
    Vice President Finance / CFO

                                    EXHIBIT A




                                                               November 12, 1997


Securities & Exchange Commission
Attention: Document Control
450 Fifth Street NW
Washington, DC 20549


Gentlemen:


We were previously principal accountants for Adage, Inc. and on March 7, 1997, we reported on the consolidated financial statements of Adage, Inc. as of and for the two years ended December 31, 1996. On November 7, 1997, we were dismissed as principal accountants of Adage, Inc. We have read Adage, Inc.'s statements included under item 4 on its form 8-K for November 14, 1997, and we agree with such statements.


Very truly yours,



MacDade Abbott LLP